UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – April 29, 2011

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	75-2669310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATION AND FINANCIAL CONDITION.

On April 29, 2011, Energy Future Holdings Corp. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2011 and distributed a supplemental slide presentation entitled “EFH Corp. Q1 2011 Investor Call”. A copy of such press release and slide presentation is furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01.	EXHIBITS.

(d)	Exhibit No.	Description

	99.1	Press release of the Company issued on April 29, 2011 announcing its financial results for the first quarter ended March 31, 2011.

	99.2	Slide presentation entitled “EFH Corp. Q1 2011 Investor Call”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/S/ STAN J. SZLAUDERBACH
Name:	Stan J. Szlauderbach
Title:	Senior Vice President & Controller

Dated: April 29, 2011